BRITISH COLUMBIA
The Best Place on Earth

Number: BC0814460

# CERTIFICATE
# OF
# INCORPORATION

*BUSINESS CORPORATIONS ACT*

I Hereby Certify that EVERCLEAR CAPITAL LTD. was incorporated under the Business Corporations Act on January 23, 2008 at 07:58 AM Pacific Time.

*Issued under my hand at Victoria, British Columbia*
*On January 23, 2008*

**RON TOWNSHEND**
*Registrar of Companies*
Province of British Columbia
Canada

BRITISH COLUMBIA
The Best Place on Earth

**Ministry of Finance**
BC Registry Services

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

**CERTIFIED COPY**
Of a Document filed with the Province of British Columbia Registrar of Companies

RON TOWNSHEND
January 23, 2008

# Notice of Articles

*BUSINESS CORPORATIONS ACT*

*This Notice of Articles was issued by the Registrar on: January 23, 2008 07:58 AM Pacific Time*

*Incorporation Number:* **BC0814460**

*Recognition Date and Time: Incorporated on January 23, 2008 07:58 AM Pacific Time*

## NOTICE OF ARTICLES

**Name of Company:**

EVERCLEAR CAPITAL LTD.

## REGISTERED OFFICE INFORMATION

**Mailing Address:**
1100 - 888 DUNSMUIR STREET
VANCOUVER BC V6C 3K4
CANADA

**Delivery Address:**
1100 - 888 DUNSMUIR STREET
VANCOUVER BC V6C 3K4
CANADA

## RECORDS OFFICE INFORMATION

**Mailing Address:**
1100 - 888 DUNSMUIR STREET
VANCOUVER BC V6C 3K4
CANADA

**Delivery Address:**
1100 - 888 DUNSMUIR STREET
VANCOUVER BC V6C 3K4
CANADA

## DIRECTOR INFORMATION

**Last Name, First Name, Middle Name:**
Wong, Winnie

| Mailing Address: | Delivery Address: |
|---|---|
| 4486 WEST 4TH AVENUE<br>VANCOUVER BC V6R 1R1<br>CANADA | 4486 WEST 4TH AVENUE<br>VANCOUVER BC V6R 1R1<br>CANADA |

**Last Name, First Name, Middle Name:**
McKelvey, Gregory

| Mailing Address: | Delivery Address: |
|---|---|
| 6545 RUIN HILL LOOP<br>PINE AZ 85544-1599<br>UNITED STATES | 6545 RUIN HILL LOOP<br>PINE AZ 85544-1599<br>UNITED STATES |

**Last Name, First Name, Middle Name:**
Brown, Mark T.

| Mailing Address: | Delivery Address: |
|---|---|
| 3621 WEST 20TH AVENUE<br>VANCOUVER BC V6S 1E9<br>CANADA | 3621 WEST 20TH AVENUE<br>VANCOUVER BC V6S 1E9<br>CANADA |

**Last Name, First Name, Middle Name:**
Ranta, Donald

| Mailing Address: | Delivery Address: |
|---|---|
| 309 PARKVIEW AVENUE<br>GOLDEN CO 80401<br>UNITED STATES | 309 PARKVIEW AVENUE<br>GOLDEN CO 80401<br>UNITED STATES |

## AUTHORIZED SHARE STRUCTURE

| | | | |
|---|---|---|---|
| 1. | No Maximum | Common Shares | Without Par Value<br><br>Without Special Rights or Restrictions attached |